Exhibit 10.1

Execution Version

FIRST AMENDMENT

FIRST AMENDMENT, dated as of February 1, 2016 (this “Amendment”), to the Credit Agreement, dated as of March 19, 2014, among RENT-A-CENTER, INC., a Delaware corporation (the “Borrower”), the lenders party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Terms defined in the Credit Agreement shall be used in this Amendment with their defined meanings unless otherwise defined herein.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.                            Amendments to Section 7.6 (Restricted Payments).

(a)                                 Section 7.6(b) of the Credit Agreement is hereby amended by deleting clause (ii) thereof and substituting in lieu thereof the following new clause (ii) as follows:

“(ii) greater than 3.75 to 1.00, such Stock Payments shall not exceed $15,000,000 in the aggregate in any fiscal year of the Borrower, when taken together with (1) the Notes Payments made pursuant to clause (ii) of Section 7.9(a)(1), (2) the Notes Payments made pursuant to Section 7.9(a)(2) and (3) the Stock Payments made pursuant to Section 7.6(f), in each case, in such fiscal year;”

(b)                                 Section 7.6 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (d) thereof, (ii) deleting the “.” at the end of clause (e) thereof and substituting in lieu thereof the text “; and” and (iii) inserting the following new clause (f) as follows:

“(f)                             so long as no Default or Event of Default shall have occurred and be continuing or would immediately result therefrom, the Borrower may make Restricted Payments with respect to Stock Payments in an aggregate amount during any fiscal year of the Borrower not to exceed $20,000,000, when taken together with the Notes Payments made pursuant to Section 7.9(a)(2) in such fiscal year, if, after giving pro forma effect thereto, the Consolidated Senior Leverage Ratio as of the last day of the most recent fiscal quarter for which the relevant financial information is available is less than or equal to 3.75 to 1.00.”

SECTION 2.                            Amendments to Section 7.9 (Payments and Modifications of Certain Debt Instruments and Qualified Preferred Stock).

(a)                                 Section 7.9(a) of the Credit Agreement is hereby amended by deleting clause (ii) thereof and substituting in lieu thereof the following new clause (ii) as follows:

“(ii) greater than 3.75 to 1.00, such Notes Payments shall not exceed $15,000,000 in the aggregate in any fiscal year of the Borrower, when taken together with (1) the Stock

Payments made pursuant to clause (ii) of the proviso of Section 7.6(b), (2) the Stock Payments made pursuant to Section 7.6(f) and (3) the Notes Payments made pursuant to Section 7.9(a)(2), in each case, in such fiscal year.”

(b)                                 Section 7.9 of the Credit Agreement is hereby amended by (i) inserting the text “(1)” immediately following the text “provided, further, that,” in clause (a) thereof and (ii) deleting the “.” at the end of clause (a) and substituting in lieu thereof the following text:

“; and (2) if, after giving pro forma effect thereto, the Consolidated Senior Leverage Ratio as of the last day of the most recent fiscal quarter for which the relevant financial information is available is less than or equal to 3.75 to 1.00, such Notes Payments shall not exceed $20,000,000 in the aggregate in any fiscal year of the Borrower, when taken together with the Stock Payments made pursuant to Section 7.6(f) in such fiscal year.”

SECTION 3.                            Amendments to Section 2.19 (Taxes). Section 2.19 of the Credit Agreement is amended by renumbering Section 2.19(h) and Section 2.19(i) as Section 2.19(i) and Section 2.19(j), respectively, and adding new Section 2.19(h) as follows:

“(h)                           For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the First Amendment, dated as of February 1, 2016, to this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

SECTION 4.                            Conditions to Effectiveness.  This Amendment shall become effective on and as of the date hereof (the “First Amendment Effective Date”) upon the Administrative Agent having received this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Required Lenders.

SECTION 5.                            Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (immediately before and after giving effect to this Amendment) the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

SECTION 6.                            GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS:

(a)                                 No Change.  Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by this Amendment.  This Amendment shall constitute a Loan Document.

(b)                                 Counterparts.  This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic

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means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall be effective as delivery of a manually executed counterpart hereof.

(c)                                  Payment of Fees and Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of counsel for the Administrative Agent.

(d)                                 GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(e)                                  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

RENT-A-CENTER, INC.

By:	/s/ Guy J. Constant
Guy J. Constant, Executive Vice President - Finance, Chief Financial Officer & Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Maria Riaz
	Name:	Maria Riaz
	Title:	Vice President

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NAME OF LENDER: Bank of America N.A.,
as a Lender and Syndication Agent

By:	/s/ David McCauley
	Name:	David McCauley
	Title:	Senior Vice President

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NAME OF LENDER: Compass Bank,
as a Lender

By:	/s/ Raj Nambiar
	Name:	Raj Nambiar
	Title:	Sr. Vice President

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NAME OF LENDER: Wells Fargo Bank, N.A.,
as a Lender

By:	/s/ Ronald W. Harrison
	Name:	Ronald W. Harrison
	Title:	Senior Vice President

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NAME OF LENDER: SunTrust Bank,
as a Lender

By:	/s/ Johnetta Bush
	Name:	Johnetta Bush
	Title:	Vice President

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NAME OF LENDER: Fifth Third Bank,
as a Lender

By:	/s/ Brian Anderson
	Name:	Brian Anderson
	Title:	Vice President

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NAME OF LENDER: Comerica Bank,
as a Lender

By:	/s/ Chris Reed
	Name:	Chris Reed
	Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Janet L. Wheeler
	Name:	Janet L. Wheeler
	Title:	Vice President

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NAME OF LENDER: Regions Bank,
as a Lender

By:	/s/ Claire Harrison
	Name:	Claire Harrison
	Title:	Vice President, Corporate Banking

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NAME OF LENDER: ZB, N.A. dba Amegy Bank,
as a Lender

By:	/s/ Kathy Magee
Kathy Magee
Senior Vice President

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NAME OF LENDER: Citibank,N.A.,
as a Lender

By:	/s/ Bradley C. Peters
	Name:	Bradley C. Peters
	Title:	Senior Vice President

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NAME OF LENDER: Citizens Bank, N.A.,
(formerly known as RBS Citizens, N.A.),
as a Revolving Lender only

By:	/s/ Peter van der Horst
	Name:	Peter van der Horst
	Title:	Senior Vice President

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NAME OF LENDER: INTRUST Bank, N.A,
as a Lender

By:	/s/ Marlon E. King
	Name:	Marlon E. King
	Title:	Sr. Commercial Relationship Mgr.

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